DIREXION SHARES ETF TRUST

Direxion NASDAQ-100® Equal Weighted Index Shares (QQQE)

Supplement dated April 1, 2016 to the Prospectus dated February 29, 2016

Effective immediately, the disclosure appearing under the section “Fund Performance” in the table following “Average Annual Total Returns (for the periods ended December 31, 2015)” on page 14 of the Direxion NASDAQ-100® Equal Weighted Index Shares’ (the “Fund”) prospectus shall be replaced in its entirety with the following:

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	Since Inception (3/21/2012)
Return Before Taxes	2.53%	14.78%
Return After Taxes on Distributions	2.33%	14.49%
Return After Taxes on Distributions and Sale of Fund Shares	1.48%	11.67%
NASDAQ-100® Equal Weighted Index (reflects no deduction for fees, expenses or taxes)	1.72%	14.08%
NASDAQ-100® Index (reflects no deduction for fees, expenses or taxes)	9.75%	16.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.78%

For more information, please contact the Fund at (866) 476-7523.

*        *        *         *        *

Please retain a copy of this Supplement with your Prospectus.